UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 30 , 2006

Rhino Outdoor International, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-62690	65-1000634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Amapola Ave. #202, Torrance, California	90501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 1-800-288-3099

Cyberads, Inc.
(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5- Corporate Governance and Management

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective August 30, 2006, the Registrant completed a one-for one hundred (1-for-100) reverse stock split for shareholders of record as of August 7, 2006. In addition, effective August 30, 2006, the Registrant changed its corporate name to Rhino Outdoor International, Inc.

Information regarding the name change was disclosed previously in the Registrant’s definitive Information Statement filed with the Commission on August 10, 2006. After completion of the reverse stock split, the Registrant has approximately 2,298,481 shares of common stock issued and outstanding.

The Registrant’s new trading symbol on the OTC Bulletin Board is RHOI.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rhino Outdoor International, Inc.

Dated: August 30, 2006	By: /s/ Jeff Criswell
President